Exhibit 5 (i) under Form N-1A
                                               Exhibit 10 under Item 601/Reg.S-k
                                    EXHIBIT F
                                     to the
                          Investment Advisory Contract

                                  FTI Bond Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser monthly.

      Witness the due execution hereof this 5th day of August, 1998.



                                    Fiduciary International, Inc.




                                    By:/s/ Ruta M. Dragunas
                                    Name:  Ruta M. Dragunas
                                    Title:  Vice President



                                    FTI Funds



                                    By:/s/ Jeffrey W. Sterling
                                    Name:  Jeffrey W. Sterling
                                    Title:  Vice President

                                                  Exhibit 5 (ii) under Form N-1A
                                               Exhibit 10 under Item 601/Reg.S-k

                                    EXHIBIT G
                                     to the
                          Investment Advisory Contract

                             FTI Municipal Bond Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser monthly.

      Witness the due execution hereof this 5th day of August, 1998.



                                    Fiduciary International, Inc.




                                    By:/s/ Ruta M. Dragunas
                                    Name:  Ruta M. Dragunas
                                    Title:  Vice President



                                    FTI Funds



                                    By:/s/ Jeffrey W. Sterling
                                    Name:  Jeffrey W. Sterling
                                    Title:  Vice President

                                                 Exhibit 5 (iii) under Form N-1A
                                               Exhibit 10 under Item 601/Reg.S-k

                                    EXHIBIT H
                                     to the
                          Investment Advisory Contract

                      FTI Large Capitalization Growth Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser monthly.

      Witness the due execution hereof this 5th day of August, 1998.



                                    Fiduciary International, Inc.




                                    By:/s/ Ruta M. Dragunas
                                    Name:  Ruta M. Dragunas
                                    Title:  Vice President



                                    FTI Funds



                                    By:/s/ Jeffrey W. Sterling
                                    Name:  Jeffrey W. Sterling
                                    Title:  Vice President

                                    EXHIBIT I
                                     to the
                          Investment Advisory Contract

                 FTI Large Capitalization Growth and Income Fund

      For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser monthly.

      Witness the due execution hereof this 5th day of August, 1998.



                                    Fiduciary International, Inc.




                                    By:/s/ Ruta M. Dragunas
                                    Name:  Ruta M. Dragunas
                                    Title:  Vice President



                                    FTI Funds



                                    By:/s/ Jeffrey W. Sterling
                                    Name:  Jeffrey W. Sterling
                                    Title:  Vice President